                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: DECEMBER 21, 2000



                             COLORADO MEDTECH, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          COLORADO                    000-12471                84-0731006
----------------------------       ----------------        -------------------
(State or other jurisdiction       (Commission File         I.R.S. Employer
     of incorporation)                  Number)            Identification No.)


                               6175 LONGBOW DRIVE
                             BOULDER, COLORADO 80301
          -------------------------------------------------------------
          (Address, including zip code, of principal executive offices)



                                 (303) 530-2660
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


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ITEM 5.  OTHER EVENTS.

         Colorado MEDtech, Inc. issued a press release regarding its expected second quarter results. The text of the press release is attached hereto as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (c)  Exhibits.

         No.      Description
         ---      -----------
         99.1     Press release dated December 21, 2000





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED, this 21st day of December, 2000.



                                            COLORADO MEDTECH, INC.

                                            By: /s/ Stephen K. Onody
                                               ---------------------------------
                                               Stephen K. Onody
                                               Chief Executive Officer



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                                 EXHIBIT INDEX

         No.      Description
         ---      -----------
         99.1     Press release dated December 21, 2000